 First Quarter Fiscal 2023 Earnings Review  September 7, 2022

 SAFE HARBOR STATEMENT  This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2023 in connection with our multi-year Business Optimization Program and Fiscal Year 2023 Restructuring Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.  NON-GAAP MEASURES  In this presentation, management provides the following non-GAAP performance measures:  Adjusted Earnings Per Share (“Adjusted EPS”);  Free Cash Flow less Product Development Spending;  Adjusted Contribution to Profit (“Adjusted CTP”) and margin;  Adjusted EBITDA and margin;  Organic revenue; and  Results on a constant currency (“CC”) basis.  Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period applying the same foreign currency exchange rates for the current and equivalent prior period. We have not provided our 2023 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP.

 Wiley is unlocking human potential by powering scientific research and career-connected education  215  Years in Business  83%  Digital & Services*  $2B+  Revenue*  58%  Recurring Revenue*  $220M+  Free Cash Flow*  29 Years  Dividend Increases  *Full year 2022 results

 First Quarter Takeaways  Revenue growth driven by continued strength in core growth areas offsetting challenges in enrollment-dependent lines  Earnings performance largely as expected due to investment, higher employee costs, and increased travel and in-person activity  Good momentum continuing in Research Publishing, Research Solutions, and Corporate Talent Development  Reaffirming full year outlook given leading indicators and restructuring savings  Strong balance sheet and cash flow enabling robust capital allocation; Wiley raises quarterly dividend for 29th consecutive year

 First Quarter Performance  Revenue*  +4%  $488M  GAAP EPS**  -$0.56  ($0.32)  Adj. EPS  -60%  $0.36  Adj. EBITDA  -34%  $64M  All variances at constant currency except GAAP EPS  *Q1 organic revenue at CC +2%  **GAAP EPS mainly due to $0.30/share restructuring charge and accelerated amortization of Mthree brand  Q1  Summary  Revenue growth driven by core areas of open research, research solutions, corporate talent development, and corporate training offsetting market-related challenges in university services  Adjusted EBITDA and Adjusted EPS performance mainly due to investments in Research, higher employee costs, higher T&E spend related to the resumption of in-person activities, and market-related challenges in University Services

 Segment ReviewFinancial ProfileOutlook

 Research  (millions)  Q1 2023  Change  Change CC  Research Publishing   $240  (2%)  2%  Research Solutions**  $35  12%  17%       TOTAL REVENUE*  $275  0%  4%       ADJUSTED EBITDA  $93  (9%)  ADJ. EBITDA MARGIN  34%  Research Publishing - growth driven by continued momentum in open access  Research Solutions** – growth driven by acquisitions and organic growth in platforms and corporate career centers  EBITDA performance largely as expected due to investments, higher employee costs, and increased travel and in-person expenses compared to prior year COVID period   Q1  Summary  *Organic revenue +2%. Organic revenue excludes acquisition and currency impacts  **Research is now reported as Research Publishing and Research Solutions.  Research Solutions includes platforms, corporate solutions and services for societies and other publishers.  It replaces the Research Platforms reporting line.

 Academic & Professional Learning  Q1  Summary  Education Publishing – decline in print course material offset growth in digital content and courseware  Professional Learning – strong growth in corporate training offset a moderate decline in professional publishing and corporate e-learning   EBITDA performance due to the timing of spend, higher employee costs, and increased travel and in-person expenses compared to prior year COVID period  (millions)  Q1 2023  Change  Change CC  Education Publishing   $63  (5%)  (2%)  Professional Learning   $70  (4%)  0%   TOTAL REVENUE  $133  (5%)  (1%)   ADJUSTED EBITDA  $18  (30%)  ADJ. EBITDA MARGIN  13%

 Education Services  Q1  Summary  Talent Development – growth driven by continued strong demand from existing corporate clients and new clients  University Services – decline mainly due to market-related enrollment challenges  EBITDA performance mainly due to revenue decline in University Services and investments in Corporate Talent Development  (millions)  Q1 2023  Change  Change CC  University Services  $48  (13%)  (12%)  Talent Development  $32  64%  76%       TOTAL REVENUE*  $80  7%  11%       ADJUSTED EBITDA  ($3)  #  ADJ. EBITDA MARGIN  (3%)  *Organic revenue +7%  #Variance greater than 100%

 Financial Position and Capital Allocation  Modest Leverage: Net Debt/EBITDA ratio of 2.1 (TTM) compared to 2.0 in prior year period  Free Cash Flow: Use of $114M (vs. use of $108M in Q1’22).  FCF historically a use through 1H due to timing of annual journal subscription receipts.  Wiley FCF outlook for Fiscal 2023 is $210M to $235M.    M&A:  M&A focused on adding scale or capabilities in key strategic areas of Research and Corporate Talent Development  Dividends: Wiley raised dividend for 29th consecutive year.  Yield at 3% (as of Sept 2, 2022).    Share Repurchases: Acquired 212K shares for $10M at an average cost of $47.12/share  $27M  $29M  Dividends and Repurchases  Q1 Allocation

 Operational Excellence  Focus Area  Q1 Activity  Restructuring  Targeted workforce reduction and real estate optimization resulted in Q1 charge of $22M  Expected run rate savings of $35M (approx. $25M realized in FY23)  Real Estate Optimization  Wiley has reduced its office footprint by 28% since Spring 2020  Further consolidation expected  Operating Efficiency/ Simplification  Simplifying, standardizing and automating workflows in our publishing processes and back-office operations

 Fiscal 2023 Outlook Reaffirmed  Metric (Millions, except EPS)  Fiscal 2022*  Fiscal 2023 Outlook* At constant currency  FX Impact**  Q1 average rates  Fiscal 2023 Outlook^ Q1 average rates  Revenue  $2,083  $2,175 to $2,215  ($50)  $2,125 to $2,165  Adjusted EBITDA  $433  $425 to $450  Immaterial  $425 to $450  Adjusted EPS  $4.16  $3.70 to $4.05  Immaterial  $3.70 to $4.05  Free Cash Flow  $223  $210 to $235  Immaterial  $210 to $235  At Constant Currency:  Revenue: mid-single digit growth mainly driven by Research and Corporate Talent Development  EBITDA: higher revenue partially offset by higher employee costs and targeted growth investments   EPS: impacted by higher interest expense, higher tax expense, and lower pension income (combined -$0.35)  FCF: positive cash earnings and lower incentive payouts offset by higher cash taxes, interest and capex  *Based on Fiscal 2022 average rates of 1.15 euro and 1.36 British pound  **Variance between Fiscal 2022 average rates and average Q1 rates:  1.04 euro and 1.23 British pound  ^Fiscal 2023 outlook at average Q1 rates

 Fiscal 2023 Commitments  Career-Connected Education  Drive publishing growth to meet global demand   Extend transformational agreements globally  Drive growth and go-to-market in Research Solutions  Continue to streamline publishing operations  Expand corporate client base for talent development  Drive university partnerships and programs  Drive differentiated courseware offerings  Drive efficiency gains across Ed Services and APL  Scientific Research

 Research Commitments  FY23 Commitment   Q1 Progress  Drive publishing growth to meet global demand  Grew article submissions by 7% and open access publishing output by 25%. Overall publishing output down due to timing; steady output growth expected in FY23  Extend transformational agreements globally  Announced 3 transformational agreements with large university consortia and institutions in France, Italy, and Mexico, although closed in Q4; now totaling over 40 agreements globally    Drive growth and go to market in Research Solutions  Signed 6 new solutions partners and expanded 4 existing multi-solution partnerships; strong pipeline of potential new partners and cross-sell opportunities   Continue to streamline publishing operations  65% of rejected manuscripts now offered a referral and transfer option vs. 53% in prior quarter

 Education Commitments   FY23 Commitment   Q1 Progress  Expand corporate client base for talent development  Signed 3 major multinational corporations as clients – two in insurance and one in financial services; strong pipeline across industry verticals  Drive university partnerships and programs  Signed 47 new programs with existing partners including degrees in Nursing, Business, and Education.  Renewed 3 long term partnerships  Drive differentiated courseware offerings  Grew zyBooks digital courseware revenue by 25%+; Knewton Alta awarded the prestigious ‘Best Science Instructional Solution of 2022’  Drive efficiency gains across Ed Services and APL  Redesigning processes in Talent Development to scale more effectively; continuously improving publishing efficiency in Ed Publishing

 Fiscal 2023: Driving Growth and Optimization  16  Driving solid organic revenue growth through consistent strategies aligned with market trends  Navigating market-related enrollment challenges in our university-focused offerings  Accelerating operational excellence initiatives and focusing on margin expansion beyond Fiscal 2023  Prioritizing investment in Research Publishing & Solutions, and Corporate Talent Development  Balancing capital allocation for profitable growth investments and return to shareholders   Company to host Fiscal 23 Investor Day in April 2023

 Thanks for joining us.  IR website at https://investors.wiley.com/  Contact us for follow-up at: brian.campbell@wiley.com   Direct +1 (201) 748-6874

 Appendix – US GAAP to Non-GAAP EPS  See accompanying notes on following page

 Appendix – US GAAP to Non-GAAP EPS

 Appendix – Net (Loss) Income to Adjusted EBITDA